Exhibit 10.7
                                 PROMISSORY NOTE
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$150,000     January  29,  1999

I.  Indebtedness.
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     FOR VALUE RECEIVED, the undersigned, DAVID F. HERRING of Jonesboro, Georgia
("Maker"),  promises to pay to the order of CHANCELLOR ASSET MANAGEMENT, INC., a
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Delaware  corporation  (the  "Payee"), the principal amount of ONE HUNDRED FIFTY
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THOUSAND  DOLLARS  ($150,000),  without  interest, payable in one installment on
January  29, 2004 (the "Maturity Date"), at the Payee's principal address at 210
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South Street, 10th Floor, Boston, Massachusetts  02110 or at such other place as the Payee shall have designated to the Maker in writing, (i) in lawful money of the United States of America and in immediately available funds, or (ii) in the form of common stock, $.01 par value per share (the "Common Stock"), of
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Chancellor  Corporation, a Massachusetts corporation and the corporate parent of the Payee ("Chancellor"), in accordance with the terms set forth in Section V of
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this  Note.

II.  Loan  Obligations.
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     This  is  a  "Seller  Closing  Note"  delivered  by  the Maker to the Payee
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pursuant  to  Section  4.2 of the Stock Purchase Agreement, dated as of December
31, 1998 (the "Stock Purchase Agreement"), by and among the Payee, the Maker and
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M.  Rea  Brookings,  as  evidence of the obligation of the Maker to repay to the
Payee a Seller Closing Loan (as defined in Section 4.2 of the Stock Purchase Agreement).

III.  Default.
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     If  an  Event  of  Default  (as  hereinafter  defined)  shall  occur and be continuing under the provisions of this Note, the Payee may accelerate the entire unpaid principal balance outstanding under this Note, by written notice to the Maker, and the entire unpaid principal balance outstanding under this Note shall become immediately due and payable within five (5) days after receipt by the Maker of said notice. At such time the Payee shall be entitled to exercise any remedies that it may have at law, or in equity, in order to collect its debt hereunder including, without limitation, the commencement of legal proceedings against the Maker.

     As  used  herein,  an "Event of Default" means the occurrence of any of the
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following:

     (i) the failure of the Maker to make any payment of principal or other sums due under this Note within twenty (20) days after the due date thereof;

     (ii) if the Maker shall make an assignment for the benefit of creditors, or if a receiver of the property of the Maker shall be appointed, or if a petition in any bankruptcy or other similar proceeding under any law for relief of debtors shall be filed by or against the Maker, and, if against the Maker, is not dismissed or discharged within sixty (60) days;

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     (iii)     any breach or default by the Maker of the terms and conditions of that certain Stock Pledge Agreement, of even date herewith, between the Maker and the Payee, securing the obligation of the Maker under this Note, which continues unremedied after notice and a cure period as specifically provided therein; or

     (iv)     the  death  of  the  Maker.

IV.  Prepayment
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     All  or any portion of this Note may be prepaid (herein, a "Prepayment") at
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any  time without premium or penalty by the Maker furnishing a written notice to the  Payee  of  the  Maker's election to effect such a prepayment (a "Prepayment
                                                                      ----------
Notice"),  which  Prepayment  Notice  shall  include the date on which the Maker
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desires  to make the Prepayment (the "Prepayment Date"); provided, however, that
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if the Maker desires to pay all (or any portion) of the Prepayment in the manner described  in  Section V hereof, then the Prepayment Date shall be the fifteenth
(15th) day following the Prepayment Notice (or the first (1st) business day thereafter if such fifteenth (15th) day is not a business day).
V.  Payment  in  the  Form  of  Common  Stock
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     A.     Exchange.  On  the  Maturity  Date  or earlier upon the a Prepayment
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Date,  as the case may be, the Maker may, but shall not be obligated to, pay all
(or any portion) of the outstanding principal balance owed under this Note by delivery to the Payee of such whole number of shares of Common Stock held by the Maker determined by dividing (a) the outstanding principal amount of this Note to be so paid, by (b) the Exchange Price (as hereinafter defined). In order to pay all (or any portion) of the outstanding principal balance owed under this Note by delivering shares of Common Stock as hereinabove provided, the Maker shall be required to:

     (i) in the case of any such payment on the Maturity Date, furnish an Exchange Notice (as hereinafter defined) to the Payee not less than fifteen (15) days prior to the Maturity Date, notifying Payee of the Maker's desire to exercise the Maker's rights to pay in such manner; and

     (ii) in the case of any such payment constituting a Prepayment, furnish an Exchange Notice to the Payee contemporaneously with the applicable Prepayment Notice (which Exchange Notice may be incorporated into the applicable Prepayment Notice), notifying the Payee of the Maker's desire to exercise the Maker's rights to pay in such manner.

     B.     Exchange  Mechanism.  Payment  of  all  (or  any  portion)  of  the
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outstanding  principal  balance  owed  under this Note in the manner hereinabove described shall be made by the Maker's surrender of the stock certificate(s) representing the number of shares of Common Stock to be exchanged by the Maker determined as hereinabove provided, duly endorsed or accompanied by a written instrument of transfer duly executed by the Maker, to the Payee at its principal place of business (or at such other office as the Payee shall designate by notice in writing to the Maker from time to time), accompanied by a copy of the applicable Exchange Notice previously furnished.


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     C.     Certain  Definitions.  For  all  purposes  of  this  Section  V, the
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following  terms  shall  have  the  respective  meanings  set  forth  below:

     (a)     "Exchange  Notice"  shall  mean  written notice by the Maker to the
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Payee  of  the  Maker's election to effect a payment with shares of Common Stock held by the Maker of all (or any portion) of the outstanding principal balance owed under the Note on the Maturity Date or on a Prepayment Date, as the case may be; and

     (b)     "Exchange  Price"  shall mean (i) the last reported sales price per
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share  of  the  Common  Stock  on any national securities exchange or the NASDAQ
National Market System or the over-the-counter market which is then the principal market for the Common Stock on the trading day immediately before the Maturity Date or a Prepayment Date, as the case may be, or (ii) if the Common Stock is not quoted or listed in any national securities exchange or the NASDAQ National Market System or the over-the-counter market, the fair market value of a share of Common Stock, as promptly determined in good faith by the Board of Directors of Chancellor.

VI.  Miscellaneous.
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     A.     Waiver.  The  Payee  hereby  waives, to the extent not prohibited by
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provisions of applicable law, presentment, demand, protest and notice thereof or dishonor, and waives any right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. No course of dealing between Payee on the one hand, and the Payee hereof on the other hand, shall operate as a waiver of any of its rights under this Note. No delay or omission in exercising any right under this Note shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a waiver of or bar to any right or remedy on any other occasion.

     B.     Expenses.  The  Maker  hereby  agrees  to pay on demand all costs of
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collection,  including  reasonable  attorneys  fees  and  disbursements, paid or incurred by the Payee in connection with enforcing the Maker's obligations hereunder.

     C.     Notices.  All  notices  hereunder  shall  be  given  in  the  manner
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provided  in  the  Stock  Purchase  Agreement.

     D.     Severability.  In  the  event  that  any  one more of the provisions
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contained  in  this  Note  shall  be  determined  to  be  invalid,  illegal  or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Note shall not in any way be impaired.

     E.     Assignment.  The  Maker  may  not  assign  or  pledge  this  Note or
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delegate  its  obligation  to  make  payment hereunder without the prior written consent  of  the  Payee.

     THIS NOTE AND THE OBLIGATIONS OF THE MAKER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE MAKER CONSENTS TO SERVICE OF PROCESS IN ANY SUIT WITH RESPECT TO THE

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ENFORCEMENT OF THIS NOTE BEING MADE UPON THE MAKER BY MAIL AT THE ADDRESS OF THE
MAKER AT 707 LEXINGTON AVENUE, JONESBORO, GEORGIA 30236, WITH A COPY TO FRANK L. WILSON, III, ESQ., 2849 PACES FERRY ROAD, SUITE 700, ATLANTA, GEORGIA 30339. THE MAKER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     IN WITNESS WHEREOF, the Maker has caused this Note to be signed as an instrument under seal as of the day and year first above written.




                                     By:  /s/  David  F.  Herring
                                          -----------------------
                                               David  F.  Herring


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